UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): April 3, 2012

ProElite, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-139982	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite 1001 Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(310) 526-8700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 Changes in Registrant’s Certifying Accountant

On April 3, 2012, Gumbiner Savett, Inc. (“Gumbiner”) was dismissed as the independent accountant of the Company. The Board of Directors acting in the capacity of an audit committee approved the dismissal of Gumbiner.

Gumbiner’s reports on the Company’s financial statements for the years ended December 31, 2008 and 2010 did not, nor is their report for the year ended December 31, 2009 anticipated to, contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the report for all years indicated that the Company’s ability to continue as a going concern is dependent upon its ability to develop additional sources of capital and ultimately achieve profitable operations. Accordingly, such reports indicated that there was substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the years ended December 2008, 2009 and 2010 and through April 3, 2012, there were no disagreements with Gumbiner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gumbiner, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2008, 2009 and 2010 and through April 3, 2012, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Gumbiner with a copy of the foregoing disclosures and requested Gumbiner to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Gumbiner agrees with the disclosures. A copy of Gumbiner’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On April 3, 2012, the Company’s Board of Directors acting in the capacity of an audit committee engaged Goldman Kurland Mohidin, LLP (“Goldman”) as the Company’s new independent accountant to act as the principal accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2011. During the Company’s fiscal years ended December 31, 2008, 2009 and 2010 and through April 3, 2012, neither the Company, nor anyone acting on its behalf, consulted with Goldman regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Goldman concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter to the Securities and Exchange Commission from Gumbiner regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	PROELITE, INC. By: /s/ CHARLES BEARCHELL Charles Bearchell, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

Exhibit 16.1	Letter to the Securities and Exchange Commission from Gumbiner regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

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